                                                                   Exhibit 10.30

                                BUYOUT AGREEMENT

         THIS AGREEMENT is entered into and made to be effective as of the 31st day of December, 2003, and is executed by and between UNION OIL COMPANY OF CALIFORNIA, a California corporation, d/b/a/ Unocal (hereinafter referred to as "Unocal") and TA OPERATING CORPORATION d/b/a TravelCenters of America, a Delaware corporation headquartered in Westlake, Ohio, successor in interest by merger to NATIONAL AUTO/TRUCKSTOPS, INC., (hereinafter referred to as "NATIONAL"), and TravelCenters of America, Inc., a Delaware corporation headquartered in Westlake, Ohio (TravelCenters of America, Inc. and TA OPERATING CORPORATION are hereinafter referred to jointly and severally as "T/A")

                              W I T N E S S E T H:

         WHEREAS, Unocal and NATIONAL have heretofore entered into that certain Asset Purchase Agreement as well as the Blythe, California Asset Purchase Agreement, the Buttonwillow, California Asset Purchase Agreement, the Ontario, California Asset Purchase Agreement, the Redding, California Asset Purchase Agreement, the Sacramento, California Asset Purchase Agreement and the Santa Nella, California Asset Purchase Agreement, all dated November 23, 1992, and all amended on April 13, 1993, along with certain Schedules, Exhibits and other documents ancillary thereto, (all hereinafter collectively referred to as the "Asset Purchase Agreements") and that certain Environmental Agreement also dated November 23, 1992 (hereinafter referred to as the "Environmental Agreement"); and

         WHEREAS, Unocal wishes to terminate, be released from and be indemnified with respect to, all obligations it may have to T/A and its Affiliates or any Governmental Authority or other third party with respect to the environmental condition of and environmental compliance at the seventy-three
(73) locations listed in Exhibit "A" attached hereto and incorporated herein by reference (hereinafter the "Covered Facilities"), which were originally sold to NATIONAL by Unocal pursuant to the terms and conditions of the Asset Purchase Agreements and also to terminate and be released from any and all remaining obligations it may have to T/A pursuant to the terms and conditions of the Environmental Agreement; and

         WHEREAS, Unocal and T/A wish to settle any and all past, present and future claims which T/A may have or hereafter acquire against Unocal, pertaining to said liabilities;

         WHEREAS, T/A is willing to enter into this Agreement in exchange for the payment of certain monies and the provision of certain environmental insurance policies, all as hereinafter more specifically provided; and

         NOW THEREFORE, in consideration of the payment of said monies and provision of said environmental insurance policies as hereinafter set forth and other good and valuable consideration, receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1) DEFINITIONS. Any terms not defined herein shall be deemed to have the meaning ascribed thereto in the Asset Purchase Agreements and the Environmental Agreement, as appropriate.

2) ISSUANCE OF POLICIES. Within thirty (30) days following execution of this agreement, the parties shall bind and thereafter cause American International Speciality Lines Insurance Company (hereinafter AISLIC), a member of American International Group, Inc. (hereinafter AIG) to issue an AISLIC Clean-Up Cost Cap insurance Policy in form and content substantially identical to Exhibit "B" attached hereto and incorporated herein by reference (hereinafter the "Cost Cap Policy") and amend by endorsement T/A's current Pollution Legal Liability Policy such that said policy shall thereafter be in form and content substantially identical to Exhibit "C" attached hereto and incorporated herein by reference (hereinafter the "PLL Policy"). Hereinafter the Cost Cap Policy and the PLL Policy are referred to jointly as the "Policies".

3) PAYMENT OF FUNDS. Within ten business days following the effective date of this agreement, Unocal shall pay the sum of NINE MILLION SIX HUNDRED THIRTY-SIX THOUSAND NINE HUNDRED SIXTY-NINE DOLLARS ($9,636,969.00) into an escrow account (hereinafter the "Escrow Account") held by NATIONAL CITY BANK (hereinafter the "Escrow Agent"). Said funds shall thereafter be disbursed in accordance with the terms and conditions of the Escrow Agreement attached hereto as Exhibit "D" and incorporated herein by reference. T/A hereby acknowledges that the foregoing amount includes the sum of One Million Dollars ($1,000,000.00) to offset T/A's anticipated increased administrative and overhead costs for managing the future remediation of the Covered Facilities.

4) CONDITION PRECEDENT. It shall be a condition precedent to the obligations of both Unocal and T/A hereunder that T/A obtain approval of this Agreement from certain of its lenders (hereinafter the "Bank Approval") on or before January 31, 2004 (hereinafter the "Bank Approval Period"). Upon obtaining Bank Approval, T/A shall immediately give written notice of same to Unocal and the Escrow Agent (hereinafter the "Bank Approval Notice"). This Condition Precedent shall be deemed to have been satisfied upon receipt by Unocal and the Escrow Agent of the Bank Approval Notice prior to the expiration of the Bank Approval Period. In the event that the Bank Approval Notice is not received by Unocal and the Escrow Agent prior to the expiration of the Bank Approval Period, this Agreement shall be deemed to be null and void and of no further force and effect, and all funds paid into the Escrow Account by Unocal pursuant to paragraph 3 above shall be immediately disbursed back to Unocal. Provided however, that Unocal at its sole and exclusive option, may extend the Bank Approval Period for an additional thirty (30) days, upon written notice to T/A.

5) RELEASE. Effective upon binding of the Policies, T/A does hereby release Unocal from any and all remaining duties, liabilities or obligations Unocal may have pursuant to the terms and conditions of the Environmental Agreement, Environmental Laws or otherwise, as well as any and all past, present and future liability, claims, demands, Damages, actions or causes of action, suits or causes of suit of any kind or nature whatsoever, whether known or unknown and whether arising at law or in equity, pursuant to the terms of the Asset Purchase Agreements, which pertain to, arise out of, in consequence of, or on account of, the environmental condition of, or environmental compliance at, the Covered Facilities, specifically including, but not limited to, any Release or the presence of any Hazardous Substances or other environmental contaminants in, upon, under or emanating from the soils, air or groundwater of the Covered Facilities, (all of the foregoing being hereinafter referred to as the "Released Liabilities"), which T/A or its Affiliates now have or may hereafter acquire against Unocal, regardless of whether or not the Released Liabilities are or have been the subject of, or have been identified in, any Claim previously filed by T/A.

6) ASSUMPTION OF LIABILITY. Effective upon binding of the Policies, T/A hereby assumes all liability and responsibility of Unocal and its Affiliates with respect to the Released Liabilities and with respect to meeting or satisfying any and all provisions of the Environmental Laws pertaining to the Released Liabilities or the Covered Facilities.

7) INDEMNITY. Effective upon binding of the Policies, T/A does hereby indemnify, defend and hold Unocal, its Affiliates, directors, officers, agents, attorneys, employees, successors, endorsees, and assigns, harmless from and against any and all past, present and future liability, claims, demands, Damages, fines, penalties, actions or causes of action, suits or causes of suit of any kind and nature whatsoever, whether known or unknown and whether at law or in equity, pursuant to the terms of the Asset Purchase Agreements, the Environmental Agreement, the Environmental Laws or otherwise, which T/A, its Affiliates or any Governmental Authority or other third party now has or may hereafter acquire against Unocal pertaining to, arising out of, in consequence of, or on account of the Released Liabilities, specifically including, but not limited to, any and all liability for Environmental Actions, Environmental Compliance Actions, Environmental Damages and Remedial Actions at the Covered Facilities.

8) SOLD SITES RELEASE. In addition to the foregoing and effective upon binding of the Policies, T/A does hereby release Unocal from any and all past, present and future liability, claims, demands, Damages, actions or causes of action, suits or causes of suit of any kind or nature whatsoever, whether known or unknown and whether arising at law or in equity, pursuant to the terms of the Asset Purchase Agreements, the Environmental Agreement, the Environmental Laws or otherwise, which pertain to, arise out of, in consequence of, or on account of, the environmental condition of, or environmental compliance at, the twenty-four (24) locations listed in Exhibit "E" attached hereto and incorporated herein by reference (hereinafter the "Sold Sites"), which were originally sold to NATIONAL by Unocal pursuant to the terms and conditions of the Asset Purchase Agreements but which have since been sold by National to third parties, specifically including, but not limited to, any Release or the presence of any Hazardous Substances or other environmental contaminants in, upon, under or emanating from the soils, air or groundwater of the Covered Facilities, which T/A or its Affiliates now have or may hereafter acquire against Unocal, regardless of whether or not such Liabilities are or have been the subject of, or have been identified in, any Claim previously filed by T/A. Provided however, that (a) T/A shall not indemnify Unocal for, nor assume any liability of Unocal with respect to, such liabilities at the Sold Sites and (b) the provisions of the preceding sentence shall not apply to liability of T/A arising directly from any claim brought against T/A by a third-party (specifically including any assignee of the Environmental Agreement for a Sold Site) or Governmental Authority, which claim pertains solely to environmental conditions or environmental compliance resulting from a Release that occurred prior to April 15, 1993 at any of the Sold Sites (hereinafter "Third-Party Sold Site Claims"). Anything herein contained to the contrary notwithstanding, the terms and conditions of the Environmental Agreement shall remain in full force and effect with respect to Third-Party Sold Site Claims.

9) POLICY DEDUCTIBLES. It is hereby agreed between Unocal and T/A that any and all deductible or retention amounts required to be paid with respect to the Policies shall be the sole and exclusive obligation of T/A, specifically including but not limited to any separate deductible or retention amount attributable solely to Unocal.

10) SURPLUS LINES TAXES AND FEES. To the extent any taxes or fees (specifically including but not limited to Surplus Lines taxes and fees) shall apply to the Policies, such taxes and fees shall be the sole and exclusive liability of T/A.

11) PLL POLICY RENEWAL. T/A hereby agrees that prior to the expiration of the Policy Period of the PLL Policy, it shall (at its sole cost and expense) use it's best reasonable efforts to either renew the PLL Policy or obtain coverage substantially similar in all respects to the coverage afforded to both T/A and Unocal under the PLL Policy. T/A shall instruct the insurer to provide Unocal with a full and complete copy of said Policy.

12) PLL POLICY REINSTATEMENT. T/A hereby agrees that if a Coverage Section Aggregate Limit is exhausted prior to the expiration of the Policy Period, it shall (at its sole cost and expense) cause the PLL Policy to be reinstated in accordance with the terms of Endorsement No. 8 thereto and that said policy as reinstated shall continue to afford the same status and levels of coverage to Unocal and the Covered Facilities.

13) SITE LIMIT. T/A hereby agrees that after the date of this Agreement, it shall not schedule more than twenty (20) additional locations onto item five (5) of the Declarations to the PLL Policy as Insured Properties. Deletion of locations from coverage as Insured Properties under the PLL Policy shall not increase the number of new locations that may be added.

14) SURVIVAL. Except as specifically set forth above, all other rights and obligations owed by T/A or Unocal to one another under the terms of the Asset Purchase Agreements shall remain and survive this Agreement, including any and all terms and conditions of the Asset Purchase Agreements not specifically released herein.

15) BOOKS RECORDS AND REPORTS. For a period of seven (7) years from the date of this Agreement, T/A and Unocal shall each provide and/or make available to the other for inspection during normal business hours, the following books, records and reports, as applicable:

         a) On or about the 15th day of February each year, T/A shall deliver to Unocal, an annual written report in form and content reasonably satisfactory to Unocal, detailing the nature and extent of environmental assessment and remediation activities being conducted at each of the Covered Facilities, the current status of such remedial activities and the total dollar amount paid by T/A with respect to such environmental assessment and remediation activities during the preceding calendar year and cumulatively since the date of this Agreement.

         b) T/A shall provide Unocal with complete copies of all requests for disbursement and supporting documentation therefore sent to the Escrow Agent.

         c) T/A shall provide Unocal with complete copies of all Clean-up Cost Cap SIR Erosion Reports (commonly referred to as "Burn Reports") generated by T/A or AIG with respect to the Cost Cap Policy and the PLL Policy.

         d) Upon reasonable request, T/A and Unocal shall each make available to the other for inspection, review and copying all books and records in their respective possession and control related to the environmental condition of, or environmental assessment and remediation activities conducted at, any of the Covered Facilities or Sold Sites, specifically including but not limited to all financial records related thereto and all technical reports, filings and correspondence with regulators. All such books and records shall be maintained by T/A and Unocal and be made available to each other for a period of not less than ten (10) years following the completion of such environmental assessment and remediation activities.

16) T/A REPRESENTATIONS AND WARRANTIES. T/A hereby represents and warrants to Unocal that:

         a) It is the sole and exclusive owner of the Covered Facilities; and

         b) It is the successor in interest to NATIONAL and all of NATIONAL's right, title and interest in and to, and duties and obligations under, the Asset Purchase Agreements and Environmental Agreement; and

         c) With respect to the Covered Facilities, it has not sold, assigned or otherwise transferred any of its right, title and interest in, or duties and obligations under, the Asset Purchase Agreements or Environmental Agreement to any third party; and

17) AUTHORITY. Both T/A and Unocal represent and warrant that each has the sole and exclusive right and authority to enter into this Agreement.

18) REIMBURSEMENT RIGHTS. Anything herein contained to the contrary not withstanding, T/A and Unocal agree that nothing in this Agreement shall be deemed to constitute a transfer or assignment by either Party to the other of any rights to reimbursement from any state reimbursement fund for any environmental assessment or remediation activities conducted by each Party at its expense at the Covered Facilities or the Sold Sites, all of which rights each Party specifically reserves unto itself. In the event that either Party shall receive reimbursement from any state reimbursement fund for work performed by the other Party at its expense, the receiving Party shall promptly remit such reimbursement amount to the Party that incurred the corresponding expense. Unocal hereby agrees to reasonably cooperate with T/A to facilitate reimbursement from state reimbursement funds for activities conducted by T/A, at it's expense, at any of the Covered Facilities and assign to T/A its rights to such state reimbursement funds (to the extent attributable to work performed by T/A at it's expense) if requested by T/A.

19) SECTION 1542 WAIVER. The parties hereto specifically waive the protections of California Civil Code Section 1542 which provides as follows:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Each party has had the opportunity to speak with counsel regarding the meaning and advisability of waiving this provision

20) AFFILIATES. As used herein, the term Unocal includes each and every one of Unocal's Affiliates, as that term is defined in the Asset Purchase Agreement.

21) CONFLICTS. Except as specifically set forth herein, the Environmental Agreement and the Asset Purchase Agreements shall remain in full force and effect. In the event of a conflict between the terms of the Environmental Agreement or the Asset Purchase Agreements and this Agreement, the terms and conditions of this Agreement shall control, to the exclusion of the conflicting term in such other agreement.

22) BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective parent, subsidiary and affiliated corporations, directors, officers, agents, attorneys, employees, successors, endorsees, and assigns.

23) NOTICES. Any notices, which any party may be required, or may desire, to give hereunder, shall be made in the manner specified in the Environmental Agreement or the Asset Purchase Agreements, as applicable.

24) SEVERABILITY. All provisions contained in this Agreement are severable and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.

25) COOPERATION DURING TRANSITION PERIOD. The Parties acknowledge that a ninety
(90) day transition period will ensue after the effective date of this Agreement during which certain ongoing projects, permits, consent orders and other related items at the Covered Facilities will need to be transferred from Unocal's to T/A's responsibility and control. The Parties agree to cooperate and to perform all reasonably necessary actions to ensure a smooth and effective transition. Each Party will bear its own internal costs related to the transition during this time period. Any environmental remediation or other external costs incurred with respect to the Covered Facilities or the transition (specifically including but not limited to costs for copying Unocal's environmental files for T/A) after the effective date of this Agreement shall accrue to the account of T/A and shall be the sole and exclusive obligation and responsibility of T/A. Any such costs incurred by Unocal after said date shall be promptly paid from the Escrow Account established pursuant to paragraph 3 above.

         IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

TA OPERATING CORPORATION                          TRAVELCENTERS OF AMERICA, INC.
d/b/a TravelCenters of America
(successor in interest by merger to
NATIONAL AUTO/TRUCKSTOPS, INC.)

BY:  /s/ James W. George                            BY:  /s/ James W. George
   -------------------------------------               ---------------------
         James W. George                                     James W. George
   -------------------------------------               ---------------------
         Name (printed)                                      Name (printed)
         EVP & CFO                                           EVP & CFO
   -------------------------------------               ---------------------
         (TITLE)                                             (TITLE)

UNION OIL COMPANY OF
CALIFORNIA, d/b/a Unocal

BY:  /s/ J. J. Dean
   -----------------------------
         J. J. Dean
   -----------------------------
         Name (printed)
         Operations Team Manager
   -----------------------------
         (TITLE)

                                  - EXHIBIT A -
                           LIST OF COVERED FACILITIES

                                                                   SITE
#       SITE #           CITY              ST                    ADDRESS
--------------------------------------------------------------------------------------
1     9722-508       Mobile                AL    I-10 & Grand Bay Road, Exit 4
--------------------------------------------------------------------------------------
2     9884-510       Montgomery            AL    I-65 & U.S. 80/82 @ W. South Blvd.
--------------------------------------------------------------------------------------
3     000-6730       Kingman               AZ    I-40 & U.S. 93
--------------------------------------------------------------------------------------
4     000-6327       Buttonwillow          CA    I-5 & S.R. 58
--------------------------------------------------------------------------------------
5     000-6336       Ontario               CA    I-10 & Milliken Avenue Exit
--------------------------------------------------------------------------------------
6     000-6437       Redding               CA    I-5 & Knighton Road
--------------------------------------------------------------------------------------
7     000-6290       Santa Nella           CA    I-5 & Hwy. 33, Santa Nella Exit
--------------------------------------------------------------------------------------
8     000-6398       Denver                CO    I-70 & Ward Road, Exit 266
--------------------------------------------------------------------------------------
9     9856-511       Branford              CT    I-95 @ CT Exit 56
--------------------------------------------------------------------------------------
10    9784-512       Southington           CT    I-84 & Hwy. 322, Exit 28
--------------------------------------------------------------------------------------
11    9878-522       Baldwin               FL    I-10 & U.S. 301 South, Exit 50
--------------------------------------------------------------------------------------
12    9715-510       Marianna              FL    I-10 & S.R. 71
--------------------------------------------------------------------------------------
13    9879-523       St. Augustine         FL    I-95 & C.R. 210 West, Exit 96
--------------------------------------------------------------------------------------
14    9778-510       Vero Beach            FL    I-95 & S.R. 66, Exit 68
--------------------------------------------------------------------------------------
15    9880-511       Wildwood              FL    I-75 & S.R. 44, Exit 66
--------------------------------------------------------------------------------------
16    9562-510       Commerce              GA    I-85 & U.S. 441, Exit 149
--------------------------------------------------------------------------------------
17    9735-510       Jackson               GA    I-75 & Hwy 36, Exit 201
--------------------------------------------------------------------------------------
18    9882-510       Lake Park             GA    I-75 @ Exit 2
--------------------------------------------------------------------------------------
19    9725-510       Madison               GA    I-20 & U.S. 441, Exit 114
--------------------------------------------------------------------------------------
20    9783-516       Savannah              GA    I-95 & U.S. 17 South, Exit 87
--------------------------------------------------------------------------------------
21    9706-511       Council Bluffs        IA    I-80 & I-29, Exit 3
--------------------------------------------------------------------------------------
22    9753-534       Bloomington           IL    I-55, I-74, I-39 @ Route 9, Exit 160A
--------------------------------------------------------------------------------------
23    9754-516       Elgin                 IL    I-90 & U.S. 20
--------------------------------------------------------------------------------------
24    9721-510       Mt. Vernon            IL    I-57 & I-64
--------------------------------------------------------------------------------------
25    9863-510       Clayton               IN    I-70 & S.R. 39, Exit 59
--------------------------------------------------------------------------------------
26    9865-521       Whitestown            IN    I-65 & S.R. 334, Exit 130
--------------------------------------------------------------------------------------
27    9873-520       Florence              KY    I-75, Exit 181
--------------------------------------------------------------------------------------
28    9724-522       Lafayette             LA    I-10 & S.R. 182
--------------------------------------------------------------------------------------
29    9836-511       Slidell               LA    I-10, Exit 266
--------------------------------------------------------------------------------------
30    9841-512       Tallulah              LA    I-20 & U.S. 65, Exit 171
--------------------------------------------------------------------------------------
31    9779-517       Elkton                MD    I-95, Exit 109B
--------------------------------------------------------------------------------------
32    9780-513       Ann Arbor             MI    I-94, Exit 167
--------------------------------------------------------------------------------------
33    9738-515       Saginaw               MI    I-75, Exit 144
--------------------------------------------------------------------------------------
34    9893-510       Sawyer                MI    I-94, Exit 12
--------------------------------------------------------------------------------------
35    9729-510       Rogers                MN    I-94 & Hwy. 101, Exit 207
--------------------------------------------------------------------------------------
36    9815-514       Foristell             MO    I-70 & Route W, Exit 203
--------------------------------------------------------------------------------------
37    9766-512       Matthews              MO    I-55 & Hwy. 80, Exit 58
--------------------------------------------------------------------------------------
38    9826-516       Oak Grove             MO    I-70 & Route H, Exit 28
--------------------------------------------------------------------------------------

39    9848-510       Meridian              MS    I-20 & I-59, Exit 160
--------------------------------------------------------------------------------------
40    9722-512       Grand Island          NE    I-80, Exit 305
--------------------------------------------------------------------------------------
41    9775-510       Ogallala              NE    I-80, Exit 126
--------------------------------------------------------------------------------------
42    9854-512       Bloomsbury            NJ    I-78, Exit 7
--------------------------------------------------------------------------------------
43    000-6312       Albuquerque           NM    I-25 N., Candelaria Exit 227A
--------------------------------------------------------------------------------------
44    000-6322       Las Vegas             NV    I-15, Blue Diamond Exit 33
--------------------------------------------------------------------------------------
45    000-6375       Sparks                NV    I-80, Exit 19
--------------------------------------------------------------------------------------
46    9830-518       Pembroke              NY    I-90 & S.R. 77, Exit 48A
--------------------------------------------------------------------------------------
47    9764-531       Columbus              OH    I-70 & U.S. 42, Exit 79
--------------------------------------------------------------------------------------
48    9875-520       Hebron                OH    I-70 @ Ohio 37, Exit 126
--------------------------------------------------------------------------------------
49    9876-520       Jeffersonville        OH    I-71, Exit 65
--------------------------------------------------------------------------------------
50    9869-514       Kingsville            OH    I-90, Exit 235
--------------------------------------------------------------------------------------
51    9799-510       North Canton          OH    I-77, Exit 111
--------------------------------------------------------------------------------------
52    9870-522       Seville               OH    I-71 & U.S. 224, Exit 209
--------------------------------------------------------------------------------------
53    9872-512       Toledo                OH    I-80 & I-280, Exit 71
--------------------------------------------------------------------------------------
54    9745-514       Youngstown            OH    I-80 & S.R. 46, Exit 223A
--------------------------------------------------------------------------------------
55    9827-510       Oklahoma City         OK    I-40 & Morgan, Exit 140
--------------------------------------------------------------------------------------
56    000-6309       Portland              OR    I-5, Exit 278
--------------------------------------------------------------------------------------
57    9825-515       North East            PA    I-90 & S.R. 20, Exit 12
--------------------------------------------------------------------------------------
58    9711-530       Manning               SC    I-95 & S.R. 261, Exit 119
--------------------------------------------------------------------------------------
59    9771-510       Denmark               TN    I-40 & Hwy. 138, Exit 68
--------------------------------------------------------------------------------------
60    9886-511       Franklin              TN    I-65, Exit 61
--------------------------------------------------------------------------------------
61    9895-510       Knoxville             TN    I-40 & I-75, Exit 369
--------------------------------------------------------------------------------------
62    9741-518       Nashville             TN    I-24, Exit 62
--------------------------------------------------------------------------------------
63    9851-511       Amarillo              TX    I-40 & Whitaker Road, Exit 74
--------------------------------------------------------------------------------------
64    9812-511       Denton                TX    I-35 & U.S. 77, Exit 471
--------------------------------------------------------------------------------------
65    9833-513       Rockwall              TX    I-30 & S.R. 205, Exit 68
--------------------------------------------------------------------------------------
66    9840-510       Sweetwater            TX    I-20 & Hopkins Road, Exit 242
--------------------------------------------------------------------------------------
67    000-6334       Tooele                UT    I-80 & Lakepoint, Exit 99
--------------------------------------------------------------------------------------
68    9717-541       Ashland               VA    I-95 & S.R. 802, Exit 89
--------------------------------------------------------------------------------------
69    9713-510       Wytheville            VA    I-77, Exit 41 I-81, Exit 72
--------------------------------------------------------------------------------------
70    9860-513       Hudson                WI    I-94 & U.S. 12, Exit 4
--------------------------------------------------------------------------------------
71    9866-510       Madison               WI    I-90/I-94 & U.S. 51, Exit 132
--------------------------------------------------------------------------------------
72    9877-510       Hurricane             WV    I-64 & Rt. 34, Exit 39
--------------------------------------------------------------------------------------
73    9723-510       Martinsburg           WV    I-81 & S.R. 901, Exit 20
--------------------------------------------------------------------------------------

                                  - EXHIBIT B -

[Copy of the Cost Cap Policy omitted]

                                  - EXHIBIT C -

[Copy of the PLL Policy omitted]

                                   EXHIBIT "D"
                               TO BUYOUT AGREEMENT

                                ESCROW AGREEMENT

DATE: DECEMBER 31, 2003

ESCROW NUMBER: _______________

         This Escrow Agreement (this "Agreement") is entered into as of the date set forth above by and among NATIONAL CITY BANK, as escrow agent ("Escrow Agent"); UNION OIL COMPANY OF CALIFORNIA, a California corporation ("Unocal"); and TA OPERATING CORPORATION d/b/a TravelCenters of America, a Delaware corporation headquartered in Westlake, Ohio, successor in interest by merger to NATIONAL AUTO/TRUCKSTOPS, INC., (hereinafter referred to as "NATIONAL"), and TravelCenters of America, Inc., a Delaware corporation headquartered in Westlake, Ohio (TravelCenters of America, Inc. and TA OPERATING CORPORATION are hereinafter referred to jointly and severally as "T/A").

                                    RECITALS

         A. Unocal and T/A are parties to a certain Buyout Agreement dated as of December 31, 2003 (the "Buyout Agreement"). Pursuant to the Buyout Agreement, Unocal has agreed to pay the amount of money specified therein to T/A, upon the terms and conditions contained therein, as full and final settlement of certain environmental obligations for seventy-three (73) sites previously conveyed to T/A, a list of which is attached to this Agreement as EXHIBIT "A" which is hereby incorporated herein (the "Covered Facilities"), which obligations had been retained by Unocal in certain agreements described therein between the parties.

         B. Pursuant to the terms of the Buyout Agreement, Unocal and T/A have agreed to establish an escrow upon the terms contained in this Agreement.

         C. Escrow Agent has agreed to act as the escrow agent for the escrow, upon the terms contained in this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

                                  INSTRUCTIONS

         1. Total Escrowed Funds. On or before the date which is ten (10) days from the date hereof, Unocal shall deposit into the above-referenced escrow (the "Escrow") the sum of Nine Million Six Hundred Thirty-Six Thousand Nine Hundred Sixty-Nine Dollars ($9,636,969.00) (the "Total Escrowed Funds"), which Escrow Agent is hereby instructed to invest only in such investments as T/A shall specify in writing. Absent written instructions to the contrary, Escrow Agent shall invest the Total Escrowed Funds in Armada Money Market Fund (the "Armada Fund"), for which the Escrow Agent or an affiliate thereof serves as an investment advisor and receives a fee. Both Unocal and T/A shall execute a disclosure form regarding Escrow Agent's affiliation with such Armada Fund. Unocal shall pay the Acceptance Fee as further described below to Escrow Agent upon all parties' execution of this Agreement. Unocal and T/A each acknowledge that they each must provide copies of their respective articles of incorporation and W-9 either by fax or electronically to establish the Escrow.

         2. Instructions Concerning Obtaining or Failure to Obtain Lender Approval. The transaction described in the Buyout Agreement is contingent upon T/A's obtaining approval of such transaction from T/A's lenders (the "T/A Lenders"). In the event T/A obtains approval from the T/A Lenders of the terms and conditions of the Buyout Agreement on or before January 31, 2004 (the "Determination Date"), T/A shall so notify Escrow Agent and Unocal in writing, and Escrow Agent shall continue to hold the Total Escrowed Funds as set forth in
Section 1 above. In the event T/A does not obtain approval from the T/A Lenders of the terms and conditions of the Buyout Agreement on or before the Determination Date, then T/A shall provide notice thereof in writing to Escrow Agent with a copy to Unocal, the Buyout Agreement shall terminate in its entirety, the Escrow shall be cancelled, and Escrow Agent shall return the Total Escrowed Funds to Unocal upon receipt of the fee then due to Escrow Agent, which fee shall consist of the first year's escrow fee and shall be paid one-half (1/2) by T/A and one-half (1/2) by Unocal (which amount payable by Unocal shall be deducted from the Total Escrowed Fees).

         3. Instructions Concerning Payments of Insurance Premiums from Total Escrowed Funds. Pursuant to the Buyout Agreement, T/A is to obtain a certain Cost Cap Insurance Policy (the "Cost Cap Policy") from American International Speciality Lines Insurance Company ("AISLIC"), a member of American International Group, Inc. ("AIG") and to obtain an amendment by endorsement of T/A's current Pollution Legal Liability Policy (the "Endorsement"). As long as this Agreement has not terminated pursuant to failure to obtain approval by the T/A Lenders as described in Section 2 above, and upon such time as Escrow Agent is provided with written confirmation (the "Insurance Confirmation") from both T/A and Unocal that (i) T/A has received a binder from AIG and AIG is ready to issue the Cost Cap Policy, and (ii) AIG is ready to amend by endorsement T/A's existing Pollution Legal Liability Policy, which Insurance Confirmation shall also provide instructions as to where Escrow Agent is to direct payment, then Escrow Agent shall, within five (5) days of receipt of such written Insurance Confirmation, pay to AON Environmental, Inc. ("AON"), which company is a broker for AIG, the amount of One Million Twelve Thousand Nine Hundred Sixty-Nine Dollars ($1,012,969.00) from the Total Escrowed Funds for the Cost Cap Policy premium in accordance with the instructions contained in the Insurance Confirmation, and shall also pay to AON the amount of Four Hundred Thousand Dollars ($400,000.00) from the balance of the Total Escrowed Funds for the Endorsement premium in accordance with the instructions contained in the Insurance Confirmation. Furthermore, within five (5) days after receipt of the Insurance Confirmation, Escrow Agent shall pay to T/A the sum of Two Million Six Hundred Nine

Thousand Dollars ($2,609,000.00) from the Total Escrowed Funds. In the event Escrow Agent does not receive the Insurance Confirmation on or before the Determination Date, then the Buyout Agreement shall terminate in its entirety, the escrow shall be cancelled, and Escrow Agent and shall return the Total Escrowed Funds to Unocal upon receipt of the fees then due to Escrow Agent, which fee shall consist of the first year's escrow fee and shall be paid one-half (1/2) by T/A and one-half (1/2) by Unocal (which amount payable by Unocal shall be deducted from the Total Escrowed Fees).

         4. Escrow Fees. In the event T/A obtains approval from T/A's Lenders as set forth in Section 2 above, and T/A further obtains the insurance described in Section 3 above, then the Escrow Agent's fees, in the amounts previously agreed among Unocal, T/A and Escrow Agent as set forth on EXHIBIT "B" to this Agreement, shall be paid as follows: except for the Acceptance Fee, which shall have been paid previously by Unocal as described in Section 1 above, and except for the sweep fees attributable to investments in the Armada Fund (which sweep fees shall be debited from the Total Escrowed Funds and interest thereon), all other escrow fees shall be paid by T/A during the term of the Escrow. If this Agreement is not terminated on or before the Determination Date, then except for the Acceptance Fee and the administrative sweep fee as designated on Exhibit "B" for investment in the Armada Fund, all fees shall be invoiced in arrears to T/A and the amounts thereof shall be deducted thirty (30) days thereafter from interest payments due to T/A.

         5.       Term of the Escrow. Unless terminated in accordance with
Section 2 above for failure to obtain Lender Approval, pursuant to Section 3 above regarding obtaining of insurance, or pursuant to Section 9 below in the event of a default by T/A, the Escrow is to remain in effect until the date which is seven (7) years from the Determination Date (the "Expiration Date"). All of the following instructions shall be in effect as long as the Escrow is not terminated pursuant to Sections 2 or 3 above or Section 9 below.

         6. Interest. All interest earned on the Total Escrowed Funds, from the date of this Agreement and up to the date of the first disbursement of any portion of the Total Escrowed Funds, shall be paid by Escrow Agent to Unocal within five (5) days after the first disbursement of any portion of the Total Escrowed Funds in an amount as specified in a joint instruction from Unocal and T/A. All interest earned on the balance of the Total Escrow Funds following the first disbursement shall be paid to T/A in accordance with Section 8(b) below.

         7. Transition Period. A portion of the Total Escrowed Funds consisting of Two Hundred Thousand Dollars ($200,000.00) (the "Transition Funds") will be separately allocated for environmental remediation and other transaction-related costs (the "Transition Costs") incurred by Unocal at the Covered Facilities during the ninety (90) day transition period after the Determination Date (the "Transition Period"). Unocal will review, approve and pay the invoices for Transition Costs received from third-party contractors for work performed during the Transition Period, and within ten (10) days after expiration of the Transition Period shall submit to Escrow Agent (with a copy sent to T/A) written instructions to (i) pay directly to Unocal from the Transition Funds the amount Unocal has paid or will pay for invoices for the Transition Costs, which amount shall be specified in the written instructions; and (ii) pay the balance of any remaining Transition Funds to T/A. Escrow Agent shall disburse the amounts designated from the Transition Funds to Unocal and T/A as designated in Unocal's escrow instructions, and Escrow Agent shall be entitled to rely on instructions from Unocal alone regarding such disbursement of the Transition Funds.

         8. Invoice Payments by Escrow Agent During Remaining Time Until Expiration Date. Escrow Agent shall hold the remaining balance of the Total Escrowed Funds, consisting of Five Million Four Hundred Fifteen Thousand Dollars ($5,415,000.00) (the "Escrowed Balance") for payment of environmental remediation costs incurred by T/A, or for which TA is responsible, for work performed by third-party contractors or Governmental Authorities at the Covered Facilities, and is hereby instructed to make payments from the Escrowed Balance as follows:

                  (a) T/A shall submit disbursement instructions in the form of EXHIBIT "C" to this Agreement (the "T/A Disbursement Instructions") to Escrow Agent on a quarterly basis, along with copies of invoices received from, and checks disbursed to, third-party contractors or Governmental Authorities, which form of T/A Disbursement Instructions contains T/A's certification that all third-party contractors or Governmental Authorities for whom reimbursement is sought from the Escrowed Balance have been paid.

         (b) Escrow Agent is hereby directed to pay to T/A from the Escrowed Balance the total amount set forth on such T/A Disbursement Instructions. Escrow Agent is also hereby instructed to pay all interest on the remaining Escrowed Balance to T/A quarterly upon receipt of escrow instructions from T/A unless Escrow Agent and T/A have agreed in writing that no such escrow instructions are required, less any accrued and agreed-upon escrow fees and expenses.

          (c) Within thirty (30) days following the Expiration Date, any amount remaining in Escrow, including any remaining portion of the Escrowed Balance, and any interest, shall be disbursed to T/A.

         9.       Events of Default by T/A.

         (a) In the event either of the following occur, they shall be deemed events of default ("Event of Default") by T/A that are expressly subject to the terms of this Section 9:

                                    (i)      T/A has failed to remediate the
                           Covered Facilities in a timely manner in accordance with the requirements of any Governmental Authority with authority over the remediation; or

                           (ii) Unocal is required by any Governmental Authority or third party to perform environmental remediation at any Covered Facility.

                  (b) Notwithstanding anything in this Agreement to the contrary, in the event Unocal provides written notification to Escrow Agent and T/A of any Event of Default ("Default Notice"), the Escrow Agent shall not make any distributions of the remaining portion of the Total Escrowed Funds, or any interest thereon, until the Default Notice is resolved in accordance with this Paragraph 9; provided that, no Event of Default shall be deemed to have occurred or exist, if within 30 days of receipt of a Notice of Default, T/A commences activities, in good faith, to cure or otherwise resolve such Event of Default and the Escrow Agent and Unocal have received written notice of such activities ("Notice of Cure") and Unocal does not submit a Dispute of Cure Notice in accordance with Section 9(c) below. Escrow Agent shall not be required to inquire into or consider whether a Notice of Cure is valid.

                  (c) If (i) T/A fails to provide a Notice of Cure in accordance with Section 9(b) and provides a written notice (a "Counter Notice") to Unocal and the Escrow Agent specifying a dispute of any Default Notice, including setting forth in particularity the basis for such dispute, and such is delivered to the Escrow Agent and Unocal within thirty (30) days following receipt by the Escrow Agent and T/A of the Default Notice, or (ii) Unocal provides a written notice ("Dispute of Cure Notice") to T/A and the Escrow Agent specifying a dispute of any Notice of Cure, including setting forth in particularity the basis for such dispute, and such is delivered to the Escrow Agent and T/A within thirty (30) days following receipt by the Escrow Agent and Unocal of the Notice of Cure (such Counter Notice or Dispute of Cure Notice to be hereinafter referred to as a "Disputed Claim") such Disputed Claim shall be resolved as provided in Section 9(d). Escrow Agent shall not be required to inquire into or consider whether a Counter Notice or Dispute of Cure Notice, as the case may be, is valid or has merit.

                  (d) If a Disputed Claim arises pursuant to Paragraph 9(c) herein, Unocal and T/A shall use their best efforts to resolve such Disputed Claim. If the parties are unable to resolve the Disputed Claim within fifteen (15) days after the date the Counter Notice is received by Unocal and the Escrow Agent or the Dispute of Cure Notice is received by T/A and Escrow Agent, as the case may be, then such Disputed Claim shall be settled in accordance with the dispute resolution mechanisms provided for in Section 9 (e) of this Agreement (a "Proceeding").

                  (e) Unocal and T/A agree that any and all Disputed Claims that are not resolved as provided in Section 9(d) hereof, shall be settled solely and exclusively by arbitration ("Arbitration") to be held in Cleveland, Ohio, in accordance with the Federal Arbitration Act and using the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). A panel of three (3) arbitrators shall be used. Each party shall choose one (1) neutral arbitrator, and the third arbitrator shall be chosen by the two (2) arbitrators selected by the parties. If the first two arbitrators cannot agree within thirty (30) days after commencement of the Proceeding upon the appointment of the third arbitrator, the third arbitrator shall be appointed by the AAA in accordance with its then existing rules. For purposes of this paragraph, the "commencement of the Proceeding" shall be deemed to be the date upon which a written demand for arbitration is received by the AAA from one of the parties. The arbitrators' decision shall be final and binding, and may be entered and enforced in any court of competent jurisdiction; provided that, in no case shall the arbitrators award to Unocal (nor shall Unocal be entitled to) any remaining portion of the Total Escrow Funds in excess of the amount of costs actually incurred or paid by Unocal (including costs actually incurred by Unocal after the Arbitration) to
         (x) cure the Event of Default, or (y) perform the necessary remediation as a result of the Event of Default, in each case (x) and (y), in order to comply with Environmental Laws, a requirement of any Governmental Authority pursuant to Environmental Laws or a court order.

                  T/A and Unocal shall bear its own expenses in connection with alternative dispute resolution procedures set forth in this paragraph, except that those parties shall split equally the costs associated with any Arbitration.

                  All communications made in connection with the alternative dispute resolution procedure set forth in this section shall be treated as communications for the purposes of settlement and as such shall be deemed to be confidential and inadmissible in any subsequent litigation by virtue of Rule 408 of the Federal Rules of Evidence.

         (f) In the event Escrow Agent has received a Default Notice, then Escrow Agent is hereby instructed to retain the remaining portions of the Total Escrowed Funds, and any interest thereon, until any of the following occur:

                           (i) If T/A fails to provide a Notice of Cure in accordance with Section 9(b), and the Escrow Agent does not receive a Counter Notice from T/A within the thirty (30) day period described in Section 9(c) above, then Escrow Agent is instructed to periodically disburse to Unocal from the remaining portions of the Total Escrow Funds, the amount of costs actually incurred or paid by Unocal to (x) cure the Event of Default or (y) perform the necessary remediation as a result of the Event of Default, in each case (x) and (y), in order to comply with Environmental Laws, a requirement of any Governmental Authority pursuant to Environmental Laws or a court order, and any interest thereon, within ten (10) days thereafter; provided that, once the Escrow Agent's obligation to disburse payments to Unocal from the Total Escrow Funds following an Event of Default has been established in accordance with the preceding sentence of this Section 9(f)(i), Unocal may continue to submit requests for payment by the Escrow Agent from the remaining Total Escrow Funds for costs actually incurred or paid by

                  Unocal to (x) cure such Event of Default or (y) perform the necessary remediation as a result of such Event of Default, in each case (x) and (y), in order to comply with Environmental Laws, a requirement of any Governmental Authority pursuant to Environmental Laws or a court order.

                           (ii) Receipt by the Escrow Agent of a Notice of Cure, provided that the Escrow Agent does not receive a Dispute of Cure Notice from Unocal in accordance with Section 9(c) above.

                           (iii) If Escrow Agent receives a Counter Notice from T/A within the thirty (30) day period described in
                  Section 9(c) above or if Escrow Agent receives a Dispute of Cure Notice from Unocal within the thirty (30) day period described in Section 9(c) above, then Unocal and T/A shall notify Escrow Agent in writing as to the resolution of the Disputed Claim as set forth in Section 9(d) above. If Unocal and T/A have agreed mutually to a resolution of a Disputed Claim then Unocal and T/A shall provide joint written escrow instructions to Escrow Agent; provided that, in no event shall the Escrow Agent disburse, or shall Unocal be entitled to, any remaining portion of the Total Escrow Funds in excess of the amounts actually incurred or paid by Unocal to (x) cure the Event of Default or (y) perform any necessary remediation as a result of the Event of Default, in each case (x) and (y), in order to comply with Environmental Laws, a requirement of any Governmental Authority pursuant to Environmental Laws or a court order.

                           (iv) If the dispute is submitted to arbitration, then Escrow Agent shall continue to hold all remaining portions of the Total Escrowed Funds, and all interest thereon, until Escrow Agent is provided joint written instructions from Unocal and T/A based upon the arbitrators' final decision.

         Notwithstanding any provision to the contrary, the Escrow Agent shall not disburse any payments to Unocal unless and until Unocal submits to the Escrow Agent, along with any joint disbursement instructions required in accordance with Section 9(f)(iii) above, copies of supporting documentation of the same type and nature, including the corresponding certification by Unocal, required to be submitted by T/A in accordance with Section 8(a) above.

         10. Disputes Between Unocal and T/A. In the event of a dispute between Unocal and T/A not otherwise resolved in accordance with Sections 9(d) or 9(e) above, an ambiguity in the provisions governing this Escrow Agreement, or uncertainty on the part of Escrow Agent as to how to proceed, Escrow Agent may (i) refrain from taking any action other than to safely keep the escrowed funds until Escrow Agent shall have received joint written instructions from Unocal and T/A, or (ii) deposit the escrowed funds and all other escrowed items into a court of competent jurisdiction and thereupon have no further duties or responsibilities in connection therewith.

         11.      Escrow Agent.

                  (a) Escrow Agent's duties are purely ministerial, and Escrow Agent shall under no circumstances be deemed a fiduciary of any of the parties to this Agreement. Escrow Agent undertakes to perform only such duties as are specifically set forth herein. Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. Notwithstanding anything to the contrary contained in this Escrow Agreement, where any action is specified to be taken by Escrow Agent upon delivery by either Unocal or T/A of a notice or instructions to Escrow Agent, Escrow Agent shall not be obligated to take any action until the appropriate party has acted by delivering the notice or instructions hereunder and indicating in writing that a copy of such notice or instructions has been delivered to the other party. It is acknowledged by Unocal and T/A that Escrow Agent is bound only by the terms of this Escrow Agreement, and that Escrow Agent is not a party to the Buyout Agreement, is not bound by any of its terms, and shall not be required to refer to the Buyout Agreement for any instructions. This Agreement sets forth all matters pertinent to the duties of Escrow Agent contemplated hereunder, and no additional obligations of Escrow Agent shall be inferred from the terms of this Agreement or any other Agreement.

                  (b) Escrow Agent shall in all events act in good faith. Escrow Agent shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

                  (c) Unocal and T/A agree jointly and severally to indemnify Escrow Agent and hold Escrow Agent harmless against any and all liabilities incurred by it hereunder, except for liabilities incurred by Escrow Agent resulting from its own willful misconduct or gross negligence.

                  (d) Provided the terms of this Escrow Agreement can be complied with, Escrow Agent will not withhold completion and settlement thereof, unless restrained by an order of a court of competent jurisdiction or served with some other similar legal proceeding, and in so doing, Escrow Agent will not become liable to Unocal or T/A for its failure or refusal to comply with conflicting or adverse claims or demands.

                  (e) Unocal and T/A acknowledge that Escrow Agent will only accept further escrow instructions from the representatives of each of them who have executed this Agreement below unless such party provides a written instruction to Escrow Agent executed by the below signatory authorizing Escrow Agent to accept further escrow instructions executed by another specified representative of such party.

         12. Successor Agent. Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving not less than thirty (30) days' notice in writing to the parties of such resignation specifying a date when such resignation shall take effect. Unocal and T/A agree to designate a successor escrow agent, by a written instrument delivered to Escrow Agent, together with the acceptance of such successor on or before such effective date. After the effective date of such resignation, Escrow Agent shall be under no further obligation to perform any of the duties of Escrow Agent under this Escrow Agreement other than to deliver the escrowed funds, and any notices or other written communications or documents received by Escrow Agent in its capacity as such, to the successor escrow agent.

13. Miscellaneous. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Ohio. This Escrow Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. Section headings contained in this Escrow Agreement have been inserted for reference purposes only, and shall not be construed as part of this Escrow Agreement. In the event that the bank acting as Escrow Agent merges or consolidates with another bank or sells or transfers all or substantially all of its assets or trust business, then the successor or resulting bank shall be the Escrow Agent hereunder without the necessity of further action or the execution of any document, so long as such successor or resulting bank meets the requirements of a successor escrow agent hereunder. For purposes of this Escrow Agreement, "Governmental Authority" shall mean any foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

         14. Notices. Any notices, requests, approvals or elections hereunder shall be in writing and shall be deemed received when (a) personally served, (b) three (3) days after mailing by certified or registered United States mail, return receipt requested, postage prepaid, or (c) one (1) day after transmission by facsimile machine, with transmission and receipt confirmed, and an original sent by United States mail, addressed to T/A as follows:

                  TA Operating Corporation dba TravelCenters of America 24601 Center Ridge Road, Suite 200
                  Westlake, Ohio 44145
                  ATTN: James W. George

                  Executive Vice President and Chief Financial Officer fax 440-808-3301

                  With a copy to:

                  TA Operating Corporation dba TravelCenters of America 24601 Center Ridge Road, Suite 200
                  Westlake, Ohio 44145
                  ATTN: Steven C. Lee
                  Vice President & General Counsel
                  Fax 440-808-4310

                  and addressed to Unocal as follows:

                  Union Oil Company of California
                  2210 W. Pine River Road
                  Breckenridge, MI   48615
                  Attn: J. J. Dean
                  Operations Team Manager, Real Estate and Remediation
                  Phone: 989.842.3054
                  Fax: 989.842.1371

                  With a copy to:

                  Union Oil Company of California
                  14141 Southwest Freeway
                  Sugar Land, TX 77478
                  Attn.: John F. Ashburn, Jr.
                  Assistant Counsel
                  Phone: (281)287-7218
                  Fax: (281)276-9077

                  and addressed to Escrow Agent as follows:

                  National City Bank
                  Attn:  Dawn DeWerth    LOC 01-2111
                  1900 East 9th Street
                  Cleveland, Ohio  44114
                  Telephone: 216-222-9225
                  Facsimile: 216-222-7044

         15. Counterparts. This Agreement may be executed in several counterparts and all counterparts so executed shall constitute one Agreement binding on the parties hereto.

         IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

TA OPERATING CORPORATION            TRAVELCENTERS OF AMERICA, INC.
d/b/a TravelCenters of America
(successor in interest by merger to
NATIONAL AUTO/TRUCKSTOPS, INC.)

BY:  /s/ James W. George                     BY:  /s/ James W. George
   --------------------------------             --------------------------------
         James W. George                              James W. George
   --------------------------------             --------------------------------
         Name (printed)                               Name (printed)
         EVP & CFO                                    EVP & CFO
   --------------------------------             --------------------------------
         (TITLE)                                      (TITLE)

UNION OIL COMPANY OF CALIFORNIA

BY:  /s/ J. J. Dean
   --------------------------------
         J. J. Dean
   --------------------------------
         Name (printed)
         Operations Team Manager
   --------------------------------
         (TITLE)

ESCROW AGENT: NATIONAL CITY BANK

BY:  /s/ Brian R. Utrup
   --------------------------------
         Brian R. Utrup
   --------------------------------
         Name (printed)
         Vice President
   --------------------------------
         (TITLE)

                                  EXHIBIT LIST

EXHIBIT "A"                List of Covered Facilities

EXHIBIT "B"                Escrow Fees

EXHIBIT "C"                Form of Disbursement Instructions to T/A

                                   EXHIBIT "A"
                           LIST OF COVERED FACILITIES

                                                                  SITE
#        SITE #            CITY           ST                     ADDRESS
-------------------------------------------------------------------------------------
1     9722-508       Mobile               AL    I-10 & Grand Bay Road, Exit 4
-------------------------------------------------------------------------------------
2     9884-510       Montgomery           AL    I-65 & U.S. 80/82 @ W. South Blvd.
-------------------------------------------------------------------------------------
3     000-6730       Kingman              AZ    I-40 & U.S. 93
-------------------------------------------------------------------------------------
4     000-6327       Buttonwillow         CA    I-5 & S.R. 58
-------------------------------------------------------------------------------------
5     000-6336       Ontario              CA    I-10 & Milliken Avenue Exit
-------------------------------------------------------------------------------------
6     000-6437       Redding              CA    I-5 & Knighton Road
-------------------------------------------------------------------------------------
7     000-6290       Santa Nella          CA    I-5 & Hwy. 33, Santa Nella Exit
-------------------------------------------------------------------------------------
8     000-6398       Denver               CO    I-70 & Ward Road, Exit 266
-------------------------------------------------------------------------------------
9     9856-511       Branford             CT    I-95 @ CT Exit 56
-------------------------------------------------------------------------------------
10    9784-512       Southington          CT    I-84 & Hwy. 322, Exit 28
-------------------------------------------------------------------------------------
11    9878-522       Baldwin              FL    I-10 & U.S. 301 South, Exit 50
-------------------------------------------------------------------------------------
12    9715-510       Marianna             FL    I-10 & S.R. 71
-------------------------------------------------------------------------------------
13    9879-523       St. Augustine        FL    I-95 & C.R. 210 West, Exit 96
-------------------------------------------------------------------------------------
14    9778-510       Vero Beach           FL    I-95 & S.R. 66, Exit 68
-------------------------------------------------------------------------------------
15    9880-511       Wildwood             FL    I-75 & S.R. 44, Exit 66
-------------------------------------------------------------------------------------
16    9562-510       Commerce             GA    I-85 & U.S. 441, Exit 149
-------------------------------------------------------------------------------------
17    9735-510       Jackson              GA    I-75 & Hwy 36, Exit 201
-------------------------------------------------------------------------------------
18    9882-510       Lake Park            GA    I-75 @ Exit 2
-------------------------------------------------------------------------------------
19    9725-510       Madison              GA    I-20 & U.S. 441, Exit 114
-------------------------------------------------------------------------------------
20    9783-516       Savannah             GA    I-95 & U.S. 17 South, Exit 87
-------------------------------------------------------------------------------------
21    9706-511       Council Bluffs       IA    I-80 & I-29, Exit 3
-------------------------------------------------------------------------------------
22    9753-534       Bloomington          IL    I-55, I-74, I-39 @ Route 9, Exit 160A
-------------------------------------------------------------------------------------
23    9754-516       Elgin                IL    I-90 & U.S. 20
-------------------------------------------------------------------------------------
24    9721-510       Mt. Vernon           IL    I-57 & I-64
-------------------------------------------------------------------------------------
25    9863-510       Clayton              IN    I-70 & S.R. 39, Exit 59
-------------------------------------------------------------------------------------
26    9865-521       Whitestown           IN    I-65 & S.R. 334, Exit 130
-------------------------------------------------------------------------------------
27    9873-520       Florence             KY    I-75, Exit 181
-------------------------------------------------------------------------------------
28    9724-522       Lafayette            LA    I-10 & S.R. 182
-------------------------------------------------------------------------------------
29    9836-511       Slidell              LA    I-10, Exit 266
-------------------------------------------------------------------------------------
30    9841-512       Tallulah             LA    I-20 & U.S. 65, Exit 171
-------------------------------------------------------------------------------------
31    9779-517       Elkton               MD    I-95, Exit 109B
-------------------------------------------------------------------------------------
32    9780-513       Ann Arbor            MI    I-94, Exit 167
-------------------------------------------------------------------------------------
33    9738-515       Saginaw              MI    I-75, Exit 144
-------------------------------------------------------------------------------------
34    9893-510       Sawyer               MI    I-94, Exit 12
-------------------------------------------------------------------------------------
35    9729-510       Rogers               MN    I-94 & Hwy. 101, Exit 207
-------------------------------------------------------------------------------------
36    9815-514       Foristell            MO    I-70 & Route W, Exit 203
-------------------------------------------------------------------------------------
37    9766-512       Matthews             MO    I-55 & Hwy. 80, Exit 58
-------------------------------------------------------------------------------------
38    9826-516       Oak Grove            MO    I-70 & Route H, Exit 28
-------------------------------------------------------------------------------------

39    9848-510       Meridian             MS    I-20 & I-59, Exit 160
-------------------------------------------------------------------------------------
40    9722-512       Grand Island         NE    I-80, Exit 305
-------------------------------------------------------------------------------------
41    9775-510       Ogallala             NE    I-80, Exit 126
-------------------------------------------------------------------------------------
42    9854-512       Bloomsbury           NJ    I-78, Exit 7
-------------------------------------------------------------------------------------
43    000-6312       Albuquerque          NM    I-25 N., Candelaria Exit 227A
-------------------------------------------------------------------------------------
44    000-6322       Las Vegas            NV    I-15, Blue Diamond Exit 33
-------------------------------------------------------------------------------------
45    000-6375       Sparks               NV    I-80, Exit 19
-------------------------------------------------------------------------------------
46    9830-518       Pembroke             NY    I-90 & S.R. 77, Exit 48A
-------------------------------------------------------------------------------------
47    9764-531       Columbus             OH    I-70 & U.S. 42, Exit 79
-------------------------------------------------------------------------------------
48    9875-520       Hebron               OH    I-70 @ Ohio 37, Exit 126
-------------------------------------------------------------------------------------
49    9876-520       Jeffersonville       OH    I-71, Exit 65
-------------------------------------------------------------------------------------
50    9869-514       Kingsville           OH    I-90, Exit 235
-------------------------------------------------------------------------------------
51    9799-510       North Canton         OH    I-77, Exit 111
-------------------------------------------------------------------------------------
52    9870-522       Seville              OH    I-71 & U.S. 224, Exit 209
-------------------------------------------------------------------------------------
53    9872-512       Toledo               OH    I-80 & I-280, Exit 71
-------------------------------------------------------------------------------------
54    9745-514       Youngstown           OH    I-80 & S.R. 46, Exit 223A
-------------------------------------------------------------------------------------
55    9827-510       Oklahoma City        OK    I-40 & Morgan, Exit 140
-------------------------------------------------------------------------------------
56    000-6309       Portland             OR    I-5, Exit 278
-------------------------------------------------------------------------------------
57    9825-515       North East           PA    I-90 & S.R. 20, Exit 12
-------------------------------------------------------------------------------------
58    9711-530       Manning              SC    I-95 & S.R. 261, Exit 119
-------------------------------------------------------------------------------------
59    9771-510       Denmark              TN    I-40 & Hwy. 138, Exit 68
-------------------------------------------------------------------------------------
60    9886-511       Franklin             TN    I-65, Exit 61
-------------------------------------------------------------------------------------
61    9895-510       Knoxville            TN    I-40 & I-75, Exit 369
-------------------------------------------------------------------------------------
62    9741-518       Nashville            TN    I-24, Exit 62
-------------------------------------------------------------------------------------
63    9851-511       Amarillo             TX    I-40 & Whitaker Road, Exit 74
-------------------------------------------------------------------------------------
64    9812-511       Denton               TX    I-35 & U.S. 77, Exit 471
-------------------------------------------------------------------------------------
65    9833-513       Rockwall             TX    I-30 & S.R. 205, Exit 68
-------------------------------------------------------------------------------------
66    9840-510       Sweetwater           TX    I-20 & Hopkins Road, Exit 242
-------------------------------------------------------------------------------------
67    000-6334       Tooele               UT    I-80 & Lakepoint, Exit 99
-------------------------------------------------------------------------------------
68    9717-541       Ashland              VA    I-95 & S.R. 802, Exit 89
-------------------------------------------------------------------------------------
69    9713-510       Wytheville           VA    I-77, Exit 41 I-81, Exit 72
-------------------------------------------------------------------------------------
70    9860-513       Hudson               WI    I-94 & U.S. 12, Exit 4
-------------------------------------------------------------------------------------
71    9866-510       Madison              WI    I-90/I-94 & U.S. 51, Exit 132
-------------------------------------------------------------------------------------
72    9877-510       Hurricane            WV    I-64 & Rt. 34, Exit 39
-------------------------------------------------------------------------------------
73    9723-510       Martinsburg          WV    I-81 & S.R. 901, Exit 20
-------------------------------------------------------------------------------------

                                   EXHIBIT "B"

                               ESCROW FEE SCHEDULE

REVIEW AND ACCEPTANCE FEE:                                 $  500.00

For providing initial review of the Escrow Agreement and all supporting documents and for initial services associated with establishing the account. This is a one (1) time fee payable upon the opening of the account.

I.       FIRST YEAR ANNUAL ADMINISTRATIVE FEE              $  4000.00
         (or any portion of the year thereof)
         ANNUAL ADMINISTRATIVE FEE THEREAFTER              $  3000.00
         (or any portion of the year thereof)

II.      REMITTANCE OF CHECKS, WIRES, OR FUNDS MOVEMENT
         (in excess of 12 transactions per year)           $    25.00

III.     REMITTANCE OF INTERNATIONAL WIRES                 $    48.00     (each-
no allowance)

IV.      INVESTMENTS
         PURCHASE OR SALE OF SECURITIES                    $   100.00
         (excluding purchase or sale of sweep investment)
         or
         ANNUALIZED ADMINISTRATIVE SWEEP INVESTMENT        50 Basis Points

EXTRAORDINARY SERVICES:

For any services other than those covered by the aforementioned, a special per hour charge will be made commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, attendance at closings, specialized reports, and record keeping, unusual certifications, special delivery charges, postage, etc.

It is understood by the parties that Escrow Agent will not provide any tax withholding, reporting services, or 1099 processing for this Escrow Agreement or beneficiary of funds thereof.

FEE SCHEDULE IS SUBJECT TO ANNUAL REVIEW AND ADJUSTMENT, OR AS TERMS OF THE AGREEMENT MAY BE AMENDED FROM TIME TO TIME. THIS EXHIBIT IS INCORPORATED BY REFERENCE INTO THE ESCROW AGREEMENT.

                                   EXHIBIT "C"

                        FORM OF DISBURSEMENT INSTRUCTIONS
                            FROM T/A TO ESCROW AGENT

                             _______________, 200__

National City Bank
1900 East 9th Street
Cleveland, Ohio  44114
Attn: ________________

Re: Escrow Agreement ("Agreement"), dated the ___ day of December, 2003, by and among NATIONAL CITY BANK, as escrow agent ("Escrow Agent"); UNION OIL COMPANY OF CALIFORNIA, a California corporation ("Unocal"); and TA OPERATING CORPORATION d/b/a TravelCenters of America, a Delaware corporation headquartered in Westlake, Ohio, successor in interest by merger to NATIONAL AUTO/TRUCKSTOPS, INC., (hereinafter referred to as "NATIONAL"), and TravelCenters of America, Inc., a Delaware corporation headquartered in Westlake, Ohio (TravelCenters of America, Inc. and TA OPERATING CORPORATION are hereinafter referred to jointly and severally as "T/A").

Dear __________________:

The purpose of this letter is to provide you with the following disbursement instructions (these "Instructions") in connection with the Agreement:

As described in Section 8 of the Agreement, you are hereby authorized and directed to disburse to T/A the total amount of _______________ ($ __________), which amount represents the total of all of the paid invoices listed on Schedule 1 hereto. Copies of the invoices listed on Schedule 1, and copies of the payment checks disbursed to, the third-party contractors who have submitted the invoices are also attached to these instructions, but you are not to be concerned about such documents. A copy of these instructions, along with the attachments hereto, is concurrently being sent to Unocal. The undersigned, on behalf of T/A, hereby certify that all of such invoices have been paid. Please reimburse such amount to T/A by _____________, 200__.

Each of the undersigned declares under penalties of perjury that the foregoing is true and correct.

TA OPERATING CORPORATION            TRAVELCENTERS OF AMERICA, INC.
d/b/a TravelCenters of America
(successor in interest by merger to
NATIONAL AUTO/TRUCKSTOPS, INC.)

BY:___________________________              BY:_____________________________
______________________________                 _____________________________
         Name (printed)                                 (Name (printed)
   ___________________________               _______________________________
            (TITLE)                                        (TITLE)

                                   SCHEDULE 1
                        TO T/A DISBURSEMENT INSTRUCTIONS
                            LIST OF PAID CONTRACTORS

Contractor Name   Contractor Address   Amount Previously Disbursed to Contractor
---------------   ------------------   -----------------------------------------

                                  - EXHIBIT E -
                               LIST OF SOLD SITES

                                                                  SITE
#      SITE #                 CITY           ST                  ADDRESS
-------------------------------------------------------------------------------------
1     9885-520         Tuscaloosa            AL    I-59 & U.S. 11 By-Pass
-------------------------------------------------------------------------------------
2     9824-518         North Little Rock     AR    I-40 @ Galloway Interchange
-------------------------------------------------------------------------------------
3     9712-519         West Memphis          AR    I-40, Exit 278 & I-55 @ 7th Street
-------------------------------------------------------------------------------------
4     000-6302         Blythe                CA    I-10 @ Mesa Drive
-------------------------------------------------------------------------------------
5     000-6204         Sacramento            CA    I-80 W. of I-5 @ W. El Camino Exit
-------------------------------------------------------------------------------------
6     9883-510         Ringgold              GA    I-75 & U.S. 41, Exit 139
-------------------------------------------------------------------------------------
7     9710-510         Altoona               IA    I-80 @ Altoona Interchange
-------------------------------------------------------------------------------------
8     9708-510         Walcott               IA    I-80 & Walcott Junction Road
-------------------------------------------------------------------------------------
9     9861-511         Lemont                IL    I-55, Exit 267
-------------------------------------------------------------------------------------
10    9798-510         Monee                 IL    I-57 & Monee Road
-------------------------------------------------------------------------------------
11    9862-510         South Holland         IL    159th Street & Calumet Expressway
-------------------------------------------------------------------------------------
12    9868-530         Troy                  IL    I-55/I-70 & S.R. 162
-------------------------------------------------------------------------------------
13    9837-513         Solomon               KS    I-70 & S.R. 221, Solomon Exit
-------------------------------------------------------------------------------------
14    9839-513         Strafford             MO    I-44, Exit 88
-------------------------------------------------------------------------------------
15    9852-512         Bartonsville          PA    I-80 & U.S. 611, Exit 48 North
-------------------------------------------------------------------------------------
16    9818-531         Harrisburg            PA    I-81, Exit 27
-------------------------------------------------------------------------------------
17    9727-510         Smithton              PA    I-70 & Smithton Road, Exit 23
-------------------------------------------------------------------------------------
18    9810-523         Strattanville         PA    I-80 & S.R. 322, Exit 11
-------------------------------------------------------------------------------------
19    9720-510         Columbia              SC    I-20 & U.S. 21
-------------------------------------------------------------------------------------
20    9887-512         Lebanon               TN    I-40 & S.R. 109, Exit 232
-------------------------------------------------------------------------------------
21    9858-510         Brookshire            TX    I-10 & F.M. 359
-------------------------------------------------------------------------------------
22    000-6299         El Paso               TX    I-10 & Horizon Blvd.
-------------------------------------------------------------------------------------
23    9726-510         New Lisbon            WI    I-90/I-94 & S.R. 80
-------------------------------------------------------------------------------------
24    9867-522         Oak Creek             WI    I-94 & Rt. 100
-------------------------------------------------------------------------------------